Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Freedom 2030 Portfolio

Summary Prospectus

April 30, 2013

As Revised January 17, 2014

Fund Summary

Fund/Class:
VIP Freedom 2030 PortfolioSM/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees (fees paid directly from your investment)	Not Applicable

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Initial Class

Service Class

Service Class 2

Management fee	None	None	None
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.00%	0.00%	0.00%
Acquired fund fees and expensesA	0.68%	0.68%	0.68%
Total annual operating expensesB	0.68%	0.78%	0.93%

A Adjusted to reflect current fees.

B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

Initial Class

Service Class

Service Class 2

1 year	$ 69	$ 80	$ 95
3 years	$ 218	$ 249	$ 296
5 years	$ 379	$ 433	$ 515
10 years	$ 847	$ 966	$ 1,143

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of underlying Fidelity funds (or "turns over" its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

  Strategic Advisers may continue to seek high total return for several years beyond the fund's target retirement date in an effort to achieve the fund's overall investment objective.
  Investing in a combination of underlying Fidelity® Variable Insurance Products (VIP) domestic equity funds, international equity funds, bond funds, and short-term funds.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 17% in domestic equity funds, 7% in international equity funds, 46% in bond funds, and 30% in short-term funds (approximately 10 to 19 years after the year 2030).

Summary Prospectus

  Using an asset allocation among underlying Fidelity funds as of December 31, 2012, of approximately:

Principal Investment Risks

  Investing in Other Funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market and different types of securities can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. The value of securities of smaller issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Information about the Indexes section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Summary Prospectus

Fund Summary - continued

Year-by-Year Returns

Calendar Years	2006	2007	2008	2009	2010	2011	2012
	13.20%	11.37%	-38.04%	31.66%	16.08%	-2.60%	15.58%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	17.94%	June 30, 2009
Lowest Quarter Return	-21.24%	December 31, 2008

Average Annual Returns

For the periods ended December 31, 2012	Past 1 year	Past 5 years	Life of classA
Initial Class	15.58%	1.29%	5.63%
Service Class	15.48%	1.18%	5.53%
Service Class 2	15.18%	1.02%	5.35%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	5.02%
Fidelity Freedom 2030 Composite IndexSM (reflects no deduction for fees or expenses)	13.21%	1.89%	5.39%

A From April 26, 2005.

Investment Adviser

Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager.

Portfolio Manager(s)

Andrew Dierdorf (co-manager) has managed the fund since June 2011.

Christopher Sharpe (co-manager) has managed the fund since April 2005.

Brett Sumsion (co-manager) has managed the fund since January 2014.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies that have signed the appropriate agreements with the fund, can buy or sell shares of the fund. Insurance companies offer variable annuity and variable life insurance products through separate accounts.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share of Initial Class, Service Class, or Service Class 2 is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share of Initial Class, Service Class, or Service Class 2 is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Summary Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, Strategic Advisers, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with Strategic Advisers, FMR, or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC.© 2014 FMR LLC. All rights reserved.

VIP Freedom 2030 Portfolio and Fidelity Freedom 2030 Composite Index are service marks of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

1.907904.107 VIPF2030-SUM-0413-04